                                                                    EXHIBIT 10.1

                             THIRD AMENDMENT TO THE

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment") dated as of October 26, 2001, is executed by and among IMCO Recycling Inc., a Delaware corporation ("Borrower"), the Subsidiary Guarantors party to the Credit Agreement (hereinafter defined), the Lenders party to the Credit Agreement and The Chase Manhattan Bank (successor by merger to Chase Bank of Texas, National Association) in its capacity as Administrative Agent under the Credit Agreement (in such capacity, "Administrative Agent").

                                    RECITALS

A. Borrower, Subsidiary Guarantors, Lenders and Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement, dated as of October 25, 1999, as amended by that certain First Amendment to the Second Amended and Restated Credit Agreement dated as of January 5, 2000, and as further amended by that certain Second Amendment to the Second Amended and Restated Credit Agreement dated as of October 20, 2000 (the "Credit Agreement"), pursuant to which Lenders have made revolving credit commitments to Borrower in the amount of up to $175,000,000.

B. Borrower, Subsidiary Guarantors, Lenders and Administrative Agent desire to amend the Credit Agreement in accordance with the terms hereinafter set forth pursuant to the amendment procedures specified in Section 12.04 of the Credit Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

     1.1 Defined Terms. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

                                  ARTICLE II

                                  Amendments
                                  ----------

     2.1       Commitment Reduction; Amendment of Annex A.  The amount of the
                                                  -------
Revolving Credit Commitments is reduced to $160,000,000 and the respective Revolving Credit Commitment of each Lender is reduced accordingly as reflected in Annex A to the Credit Agreement as amended hereby. Accordingly, Annex A to
   -------                                                          -------
the Credit Agreement is hereby amended to read in its entirety as set forth in Exhibit A hereto.
---------

     2.2 Amendment to Defined Terms. The following definitions set forth in Section 1.01 of the Credit Agreement are hereby amended to read in their respective entireties as follows:

               "Applicable Margin" shall mean (i) during the period commencing
                -----------------
     on October 26, 2001 and continuing until the Delivery Date, 1.75% per annum for Alternate Base Rate Loans and 3.25% per annum for LIBOR Loans; and (ii) thereafter a percentage per annum based on the Leverage Ratio determined
                             --- -----
     from the most recently delivered Interest Rate Certificate and financial statements delivered under Sections 9.01(a), (b) and (e), which percentage per annum shall be equal to the percentage per annum set forth opposite
     --- -----                                  --- -----
     such Leverage Ratio below:

     ================================================================================================
                                                              Alternate
           Leverage Ratio                                  Base Rate Loans              LIBOR Loans
     ------------------------------------------------------------------------------------------------
     (greater than) 4.25:1.00                                   1.75%                      3.25%
     ------------------------------------------------------------------------------------------------
     (greater than) 4.00:1.00 and (less than) 4.25:1.0          1.50%                      3.00%
     ------------------------------------------------------------------------------------------------
     (greater than) 43.75:1.00 and (less than) 4.00:1.00        1.25%                      2.50%
     ------------------------------------------------------------------------------------------------
     (greater than) 43.50:1.00 and (less than) 3.75:1.00        1.00%                      2.25%
     ------------------------------------------------------------------------------------------------
     (greater than) 43.00:1.00 and (less than) 3.50:1.00        0.50%                      2.00%
     ------------------------------------------------------------------------------------------------
     (greater than) 42.25:1.00 and (less than) 3.00:1.00        0.00%                      1.75%
     ------------------------------------------------------------------------------------------------
     (less than) 2.25:1.00                                      0.00%                      1.50%
     ================================================================================================

     Any change in the Leverage Ratio shall be effective to adjust the Applicable Margin as of the date of receipt by the Administrative Agent of the Interest Rate Certificate delivered for any period ending on or after September 30, 2001, and most recently delivered pursuant to Section 9.01(e). If Borrower fails to deliver the Interest Rate Certificates and financial statements after September 30, 2001 within the times specified in Sections 9.01(a), (b) and (e), such ratio shall be deemed to be 4.25 to
     1.0 until Borrower delivers such Interest Rate Certificates and financial statements.

               "Delivery Date" shall mean the date an Interest Rate Certificate
                -------------
     is delivered to the Lenders for the fiscal quarter ended September 30, 2001, as required by Section 9.01(e).

               "Dividend Payment" shall mean dividends (in cash, Property or
                ----------------
     obligations) on, or other payments or distributions on account of, or the setting apart of money for a sinking or other analogous fund for, or the purchase, redemption, retirement or other acquisition of, any shares of any class of stock of Borrower or any Subsidiary, or of any Equity Rights, including without limitation any payment under a Synthetic Purchase Agreement relating to any Equity Interests, but excluding dividends payable in respect of shares of common stock through the issuance of additional shares of common stock and any redemption or exchange of any capital stock for common stock.

               "Mortgage" shall mean the various mortgages and deeds of trust
                --------
     entered into in connection with this Agreement, each of which evidence a Lien on Mortgaged Real Property in favor of Administrative Agent for the benefit of the Lenders, as each may at any time be amended, modified or supplemented in accordance with the terms thereof and hereof.

               "Revolving Credit Commitments" shall mean the aggregate sum of
                ----------------------------
     the Revolving Credit Commitment of all of the Lenders. The aggregate principal amount of the Revolving Credit Commitments as of October 26, 2001 is $160,000,000.

               "Total Capitalization" shall mean at any date the sum (without
                --------------------
     duplication) of (a) Total Debt plus (b) Consolidated Net Worth plus (c) to the extent Consolidated Net Worth is reduced thereby, amounts representing impairment of goodwill as a result of implementing Financial Accounting Standards Board Statement No. 142.

     2.3 Amendment to Definition of "Net Available Proceeds". Clause (iii) of the definition of "Net Available Proceeds" set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

               (iii) in the case of any Equity Issuance or any Debt Issuance, the aggregate amount of all cash received by Borrower and the Subsidiaries in respect thereof net of all reasonable investment and commercial banking fees, discounts and commissions, original issue discount, placement fees, legal fees, consulting fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses, actually incurred and satisfactorily documented in connection therewith;

     2.4 Amendment to Definition of "Eligible Person". Clause (iv) of the definition of "Eligible Person" set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

               (iv)   any Lender Affiliate of a Lender;

     2.5 Addition of New Defined Terms. Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions, such definitions to read in their respective entireties as follows:

               "Collateral Due Date" shall mean February 15, 2002, or such later
                -------------------
     date as the Administrative Agent may approve in the exercise of its sole and absolute discretion.

               "Debt Issuance" shall mean the incurrence by any Borrower or any
                -------------
     Subsidiary of any Indebtedness after October 26, 2001 (other than Indebtedness permitted by clauses (a), (b), (c), (d), (e), (f) and (j) of
     Section 9.08); provided that nothing herein shall limit the covenant set forth in Section 9.08 and any Indebtedness not permitted by Section 9.08 shall not be incurred without the prior written consent of Majority Lenders, and provided further that neither the Administrative Agent nor any Lender has any obligation to, nor has made any representation that it will, grant any such consent.

               "Equity Interests" shall mean shares of the capital stock,
                ----------------
     partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity interests in the Borrower or any Subsidiary or any warrants, options or other rights to acquire such interests.

               "Lender Affiliate" shall mean, (a) with respect to any Lender,
                ----------------
     (i) an Affiliate of such Lender or (ii) any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or an Affiliate of such Lender and (b) with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

               "Maintenance Capital Expenditures" shall mean Capital
                --------------------------------
     Expenditures (i) for the replacement and maintenance of existing fixed or capital assets or (ii) for new fixed or capital assets that Borrower or a Subsidiary determines are necessary for the health and safety of its employees or operations or that are required by applicable law or by any Governmental Authority, all in an aggregate amount not to exceed $15,000,000 during any fiscal year.

               "Restricted Indebtedness" shall mean Indebtedness of the Borrower
                -----------------------
     or any Subsidiary, the payment, prepayment, redemption, repurchase or defeasance of which is at any time restricted under the terms of this Agreement.

               "Synthetic Purchase Agreement" shall mean any swap, derivative or
                ----------------------------
     other agreement or combination of agreements pursuant to which the Borrower or a Subsidiary is or may become obligated to make (i) any payment in connection with a purchase by any third party from a Person other than the Borrower or a Subsidiary of any Equity Interest or Restricted Indebtedness or (ii) any payment (other than on account of a permitted purchase by it of any Equity Interest or any Restricted Indebtedness ) the amount of which is determined by reference to the price or value at any time of any Equity Interest or Restricted Indebtedness; provided that no phantom stock, performance unit, performance share unit or similar plan or agreement providing for payments only to current or former directors, officers or employees of the Borrower or the Subsidiaries (or to their heirs or estates) shall be deemed to be a Synthetic Purchase Agreement.

     2.6 Amendment to Section 2.10. Section 2.10 of the Credit Agreement is hereby amended by adding subsection (ii) thereto, which subsection (ii) shall read in its entirety as follows:

               (ii)   Equity Issuance; Debt Issuance.  Upon any Equity Issuance
                      ------------------------------
     or any Debt Issuance on or after October 26, 2001, in an aggregate principal amount equal to 25% of the Net Available Proceeds of such Equity Issuance or 100% of the Net Available Proceeds of such Debt Issuance, as the case may be.

     2.7 Amendment to Section 9.06. Section 9.06 is hereby amended as follows:

               (a)  Clause (b) is amended to read as follows:

                    (b) Acquisitions permitted by Section 9.09 (k) or (u) and other Investments permitted by Section 9.09;

               (b) The word "and" appearing at the end of clause (n) is deleted, and the period appearing at the end of clause (o) is deleted and replaced with a semicolon followed by the word "and".

               (c) Clause (p) is added immediately following clause (o), which clause (p) shall read as follows:

                         (p) the transfer by IMCO Indiana Partnership L.P. directly or indirectly to IMCO Reciclaje de Mexico, S. de R.L. de C.V. of certain furnace equipment that is not currently in use.

     2.8 Amendment to Section 9.07. Section 9.07 of the Credit Agreement is hereby amended by deleting clause (j) thereof in its entirety.

     2.9 Amendment to Section 9.08. Section 9.08 of the Credit Agreement is hereby amended by adding the following sentence to the end thereof, which sentence shall read in its entirety as follows:

     Notwithstanding anything to the contrary contained herein, any and all Indebtedness (other than the Permitted Receivables Financing and related obligations) incurred on or after October 26, 2001 by an Obligor or Subsidiary, as permitted by this Section 9.08, shall have a stated maturity after December 31, 2003.

     2.10 Amendment to Section 9.09. Section 9.09 of the Credit Agreement is hereby amended as follows:

               (a)  Clause (k) is amended to read in its entirety as follows:

                         (k) Investments made in order to consummate any Acquisitions with the 75% portion of Net Available Proceeds from any Equity Issuance remaining after compliance with Section 2.10; provided, however, that (v) no Default or Event of Default exists or will result therefrom, (w) on a pro forma basis, after giving
                                                  --- -----
               effect to such Acquisition(s), Borrower would have been in compliance with Section 9.11 on the last day of the most recently completed fiscal quarter (assuming, for purposes of Section 9.11, that such Acquisition had occurred on the first day of the Measurement Period ending on such last day) as evidenced in an Officers Certificate delivered to the Administrative Agent and each Lender at least 10 days prior to the consummation thereof,
               (x) the aggregate amount of the consideration (which for each Acquisition shall be measured at the date of consummation thereof and which shall include debt incurred or assumed, working capital deficits and deferred payments) paid for all such Acquisitions shall not exceed the amount equal to 75% of the Net Available Proceeds of Equity Issuances, and (y) such Acquisition shall be effected through Borrower or a Wholly Owned Subsidiary which is an Obligor;

          (b)       Clause (o) is amended to read in its entirety as follows:

                         (o) Capital Expenditures permitted by Section 9.11(f) and provided no Default or Event of Default exists or will result therefrom;

          (c)       Clause (p) is amended to read in its entirety as follows:

                         (p) investments by Borrower or any Subsidiary in any non-Wholly Owned Subsidiary or any Subsidiary which is not an Obligor (including Foreign Subsidiaries), in each case to the extent made in the ordinary course to fund or support the ordinary course operations of such Subsidiary so long as no Event of Default shall have occurred and be continuing; provided, however, that (x) the amount of such Investments made pursuant to this clause (p) shall not exceed $15,000,000 in the aggregate outstanding at any time (without giving effect to any write-down or write-off thereof) and (y) all such Investments evidenced by intercompany notes (other than intercompany notes relating to the Permitted Receivables Financing) shall be pledged to the Administrative Agent pursuant to the Security Agreement;

          (d)       Clause (w) is amended to read in its entirety as follows:

                         (w) investments in VAW-IMCO for Capital Expenditures and working capital needs, provided that such investments shall be limited to reinvestments of dividends declared and paid by VAW-IMCO after October 26, 2001, and in any event shall not exceed $10,000,000 in the aggregate;

          (e) Clauses (v), (bb) and (dd) are hereby deleted in their entirety.

     2.11 Amendment to Section 9.10. Clause (b) of Section 9.10 of the Credit Agreement is hereby amended to read in its entirety as follows:

               (b) From and after such time as the Leverage Ratio is equal to or less than 3.00 to 1.0, as shown in the Interest Rate Certificate and financial statements most recently delivered pursuant to Section 9.01(a),
     (b) and (e), Borrower may declare and make cash Dividend Payments on its capital stock not to exceed $8,000,000 in the aggregate in any fiscal year, provided that no Default or Event of Default shall have occurred and be continuing at the time of such Dividend Payment nor would result therefrom, and provided further that Borrower's right to declare and pay such cash

     Dividend Payments shall terminate at any time thereafter that the Leverage Ratio exceeds 3.00 to 1.0.

     2.12 Amendment to Section 9.11. Section 9.11 of the Credit Agreement is hereby amended to read in its entirety as follows:

               9.11   Financial Covenants.
                      -------------------

               (a)       Maximum Debt to Capitalization Ratio. Borrower shall
                         ------------------------------------
     not permit the Debt to Capitalization Ratio for each Measurement Period specified below to be greater than the ratio set forth opposite such Measurement Period in the table below:

     ==================================================================
                    Period                                      Ratio
     ------------------------------------------------------------------
     9/30/2001 and 12/31/2001                                  0.60:1.0
     ------------------------------------------------------------------
     3/31/2002, 6/30/2002, 9/30/2002 and 12/31/2002            0.55:1.0
     ------------------------------------------------------------------
     3/31/2003 and thereafter                                  0.50:1.0
     ==================================================================

               (b)       Minimum Interest Coverage Ratio. Borrower shall not
                         -------------------------------
     permit the Interest Coverage Ratio for each Measurement Period specified below to be less than the ratio set forth opposite such Measurement Period in the table below:

     =================================================================
          Measurement Period Ending                             Ratio
     -----------------------------------------------------------------
     9/30/2001, 12/31/2001, 3/31/2002, 6/30/2002              1.75:1.0
     and 9/30/2002
     -----------------------------------------------------------------
     12/31/2002                                               2.00:1.0
     -----------------------------------------------------------------
     3/31/2003 and thereafter                                 2.75:1.0
     =================================================================

               (c)       Minimum Consolidated Net Worth. Borrower shall not
                         ------------------------------
     permit Consolidated Net Worth at any time to be less than $154,600,000 plus
                                                                            ----
     the sum of (x) 50% of consolidated net income of Borrower determined in accordance with GAAP for each such fiscal quarter (if positive) occurring after June 30, 1999 and (y) 100% of the net proceeds of all Equity Issuances occurring after the date hereof and minus, to the extent Consolidated Net Worth is reduced thereby, amounts representing impairment of goodwill as a result of implementing Financial Accounting Standards Board Statement No. 142.

               (d)       Leverage Ratio.  Borrower shall not permit the Leverage
                         --------------
     Ratio for each Measurement Period specified below to exceed the ratio set forth opposite such Measurement Period in the table below:

               ================================================
                  Measurement Period Ending              Ratio
               ------------------------------------------------
               9/30/2001 and 12/31/2001                5.00:1.0
               ------------------------------------------------
               3/31/2002                               4.75:1.0
               ------------------------------------------------
               6/30/2002                               4.50:1.0
               ------------------------------------------------
               9/30/2002 and 12/31/2002                4.00:1.0
               ------------------------------------------------
               3/31/2003 and thereafter                3.00:1.0
               ================================================

               (e)       Measurement Dates.  The covenants in clauses (a), (b),
                         -----------------
     (c) and (d) of this Section 9.11 shall be measured as of the end of each fiscal quarter, beginning with September 30, 2001.

               (f)       Capital Expenditures. Borrower shall not permit the
                         --------------------
     aggregate Capital Expenditures of the Borrower and the Subsidiaries during any fiscal year, other than Maintenance Capital Expenditures, to exceed the sum of (i) the aggregate amount of cash and cash equivalent investments of the Foreign Subsidiaries as of the beginning of such fiscal year, provided that such cash and cash equivalent investments represent cash from foreign operations, plus (ii) cash from operations for the domestic and foreign operations of Borrower and the Subsidiaries for such fiscal year.

     2.13 Amendment of Section 9.12. Section 9.12 of the Credit Agreement is hereby amended by adding the following paragraph, which paragraph shall read in its entirety as follows:

               On or before the Collateral Due Date, the Borrower shall grant or cause to be granted to the Administrative Agent, for the pro rata benefit of the Lenders, a first priority Lien (subject to Permitted Liens) on all rights, titles and interests of the Borrower and the Subsidiary Guarantors in all real property described on Schedule 1.01(b) and identified therein
                                       ----------------
     as "Additional Properties" (herein so called). In connection with the foregoing, on or before the Collateral Due Date, Borrower shall execute and deliver or cause to be executed and delivered to the Administrative Agent appropriate security documents and other documents and instruments, all in form and substance satisfactory to the Administrative Agent, as the Administrative Agent in its sole discretion deems necessary or desirable to create, evidence, preserve, and perfect its Liens in the Additional Properties and all other Collateral, and shall deliver or cause to be delivered to the Administrative Agent such information regarding the Additional Properties as the Administrative Agent in its sole discretion deems necessary or desirable, including without limitation deeds of trust, mortgages, assignments, security agreements, Uniform Commercial Code financing statements, legal opinions, corporate and partnership (and other applicable entity) documents and certificates, title commitments, title policies, appraisals, surveys, flood plain certification, and other such documents and information as the Administrative Agent may require in connection with such property and Liens. As soon as possible and in any event before the Collateral Due Date, the Borrower shall deliver or cause to be delivered to the Administrative Agent all information and reports that the Borrower or any Subsidiary has regarding environmental matters in respect of the Additional Properties. In the event the Administrative Agent at any time elects (in the exercise of its sole and absolute discretion) to require any additional environmental assessment of any of the Additional Properties or other Collateral, the Borrower will and will cause the Subsidiaries to cooperate in all respects in obtaining such assessments and pay all related fees, costs and expenses.

     2.14 Amendment to Section 9.13. Section 9.13 of the Credit Agreement is hereby amended by adding clause (c) to the end thereof, which clause (c) shall read in its entirety as follows:

               (c) Without in any way limiting the foregoing provisions of this Section, each Obligor and each Subsidiary shall execute and deliver or cause to be executed and delivered to the Administrative Agent such instruments, documents and information as the Administrative Agent may require in light of revised Article 9 of the Uniform Commercial Code as in effect in the State of Texas or any other applicable jurisdiction, including without limitation any appropriate amendments to the Security Documents, any information needed for filing new financing statements or amendments, any additional lien searches, and any and all information relevant to determining appropriate entity names and jurisdictions for Uniform Commercial Code searches and filings, and shall take or cause to be taken any and all actions necessary to cause or maintain the validity, perfection and priority of the Liens of the Administrative Agent in the Collateral.

     2.15 Amendment to Section 9.24. Section 9.24 is hereby amended by adding the following sentence to the end thereof, which sentence shall read in its entirety as follows:

               Notwithstanding anything to the contrary contained herein, any and all Contingent Obligations incurred on or after October 26, 2001 in respect of any Indebtedness shall have a stated maturity after December 31, 2003.

     2.16 Addition of Section 9.26. Section 9 of the Credit Agreement is hereby amended by adding the following Section 9.26 to the end thereof, which
Section 9.26 shall read in its entirety as follows:

               Section 9.26   Synthetic Repurchases. The Borrower will not, and
                              ---------------------
     will not permit any Subsidiary to, enter into or be party to, or make any payment under, any Synthetic Purchase Agreement unless (i) in the case of any Synthetic Purchase Agreement related to any Equity Interest, the payments required to be made by the Borrower or its Subsidiaries are limited to amounts permitted to be paid under Section 9.10, (ii) in the case of any Synthetic Purchase Agreement related to any Restricted Indebtedness, the payments required to be made by the Borrower or its Subsidiaries thereunder are limited to the amounts permitted under this Agreement to be made in respect of Restricted Indebtedness, and (iii) in the case of any Synthetic Purchase Agreement, the obligations of the Borrower and the Subsidiaries thereunder are subordinated to the Obligations on terms satisfactory to the Administrative Agent.

     2.17 Amendment to Events of Default. Section 10 of the Credit Agreement is hereby amended as follows:

               (a) Clause (n) is amended by replacing the period and the end of such clause with a semicolon and adding the word "or" immediately following the semicolon.

               (b) The following clause (o) is added immediately following clause (n), such clause (o) to read in its entirety as follows:

                              (o)  Any termination of the commitment or
                    availability under the Permitted Receivables Financing, or any reduction of the total amount of such commitment or availability by an amount greater than 30% of the total amount of such commitment or availability as of October 26, 2001.

     2.18 Amendment to Section 12.06. Effective as of the date hereof, each reference to "any Lender's Affiliate" appearing in clauses (i) and (ii) of
Section 12.06(b) of the Credit Agreement is hereby amended to read "any Lender's Lender Affiliate."

     2.19 Amendment to Section 12.11. Effective as of the date hereof, clause (f) of Section 12.11 of the Credit Agreement is hereby amended to read as follows:

               (f) to any actual or potential transferee or Participant or to any actual or potential counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower or any Subsidiary and their respective obligations; provided that such transferee or other party agrees to comply with the provisions of this Section 12.11.

     2.20      Amendment to Schedule 1.01(b). Schedule 1.01(b) to the Credit
                            ----------------  ----------------
Agreement is hereby amended to read in its entirety as set forth on Exhibit B
                                                                    ---------
hereto.

                                  ARTICLE III

                             Conditions Precedent
                             --------------------

     3.1 Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

               (a)  Amendment Fee. Borrower shall have paid to the
                    -------------
     Administrative Agent, for the account of each Lender that executes and delivers this Amendment on or before October 26, 2001, an amendment fee in an amount equal to the Revolving Credit Commitment of each such Lender multiplied by 0.0030.

               (b)  Collateral Instruments. Borrower shall have delivered or
                    ----------------------
     caused to be delivered to the Administrative Agent the originals of all instruments included in the Collateral, including without limitation all promissory notes evidencing any Investments, endorsed to the order of the Administrative Agent pursuant to an endorsement in form and substance satisfactory to the Administrative Agent.

               (c) Representations and Warranties. The representations and warranties contained herein and in all other Basic Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof (except for those representations and warranties specifically made as of a particular date or dates, in which case such representations and warranties shall remain true and correct with respect to the particular date or dates referred to).

               (d)  No Default. No Default or Event of Default shall have
                    ----------
     occurred and be continuing.

               (e)  Corporate Matters. All corporate proceedings taken in
                    -----------------
     connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to the Administrative Agent and its legal counsel, Locke Liddell & Sapp LLP.

               (f)  Additional Documentation. The Administrative Agent shall
                    ------------------------
     have received such additional approvals, opinions, or documents as the Administrative Agent or its legal counsel, Locke Liddell & Sapp LLP, may reasonably request.

               (g)  Fees, Costs and Expenses. Borrower shall have paid any and
                    ------------------------
     all fees, costs and expenses payable pursuant to the Credit Agreement or any fee letter or agreement entered into by such parties.

                                  ARTICLE IV

                 Ratifications, Representations and Warranties
                 ---------------------------------------------

     4.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Basic Documents are ratified and confirmed and shall continue in full force and effect. The Obligors agree that the Credit Agreement, as amended hereby, and the other Basic Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. The Obligors ratify and confirm that all guaranties, assurances and Liens granted, conveyed or assigned to Administrative Agent under the Basic Documents (as they may have been renewed, extended and amended) are not released, reduced or otherwise adversely affected by this Amendment and continue to guarantee, assure and secure full payment and performance of the present and future Obligations, and agree to perform such acts and duly authorize, execute, acknowledge, deliver, file and record such additional documents and certificates as Administrative Agent may reasonably request in order to create, perfect, preserve and protect those guaranties, assurances and Liens.

     4.2 Representations and Warranties. Each Obligor hereby represents and warrants to the Administrative Agent and the Lenders that (a) the execution, delivery, and performance by the Obligors of this Amendment and compliance with the terms and provisions hereof have been duly authorized by all requisite action on the part of each such Person and do not and will not violate or conflict with, or result in a breach of, or require any consent under (i) the articles of incorporation, certificate of incorporation, bylaws, partnership agreement, regulations or other organizational documents of any such Person, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority, or (iii) any material agreement or instrument to which any such Person is a party or by which any of them or any of their property is bound or subject, (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Basic Document are true and correct on and as of the date hereof as though made on and as of the date hereof (except for those representations and warranties specifically made as of a particular date or dates, in which case such representations and warranties shall remain true and correct with respect to the particular date or dates referred to), (c) appropriate UCC financing statements have been filed in all appropriate filing offices and jurisdictions so as to perfect the security interests granted to the Administrative Agent under the Security Agreement, and
(d) no Default or Event of Default has occurred and is continuing.

                                   ARTICLE V

                                 Miscellaneous
                                 -------------

     5.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

     5.2 Reference to Credit Agreement. Each of the Basic Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Basic Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

     5.3 Expenses of the Administrative Agent. Borrower agrees to pay on demand all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment and any and all amendments, modifications, and supplements thereto, including without limitation the costs and fees of the Administrative Agent's legal counsel, and all costs and expenses incurred by the Administrative Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Basic Document, including without limitation the costs and fees of the Administrative Agent's legal counsel.

     5.4 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     5.5 APPLICABLE LAW. THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, DALLAS COUNTY, TEXAS

AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     5.6 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Obligors, Lenders, the Syndication Agent, the Documentation Agent, the Administrative Agent and their respective successors and assigns, except Obligors shall not assign or transfer any of their respective rights or obligations hereunder without the prior written consent of the Administrative Agent.

     5.7 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. This Amendment shall not be effective unless and until the Administrative Agent, the Lenders which constitute "Majority Lenders" as defined in the Credit Agreement and the Obligors have each executed and delivered a counterpart hereof and all conditions to the effectiveness hereof have been satisfied in full, whereupon this Amendment shall become a binding agreement, enforceable in accordance with its terms and the amendments effectuated hereby shall become effective as of the date first above written.

     5.8 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     5.9 Release of Claims. The Obligors each hereby acknowledge and agree that none of them has any and there are no claims or offsets against or defenses or counterclaims to the terms and provisions of or the obligations of any Obligor created or evidenced by the Credit Agreement or any of the other Basic Documents, and to the extent any such claims, offsets, defenses or counterclaims exist, each Obligor hereby waives, and hereby releases the Administrative Agent, the Syndication Agent, the Documentation Agent and each of the Lenders from, any and all claims, offsets, defenses and counterclaims, whether known or unknown, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted legal counsel with respect thereto.

     5.10 ENTIRE AGREEMENT. THIS AMENDMENT, THE OTHER BASIC DOCUMENTS AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK]

     EXECUTED as of the date first written above.

                              OBLIGORS:

                              IMCO RECYCLING INC.


                              By:    /s/ JAMES B. WALBURG
                                 -----------------------------------------------
                                  Name:  James B. Walburg
                                  Title: Senior Vice President


                              IMCO INVESTMENT COMPANY
                              IMCO RECYCLING OF INDIANA INC.
                              IMCO ENERGY CORP.
                              IMCO RECYCLING OF ILLINOIS INC.
                              ALCHEM ALUMINUM, INC.
                              IMCO RECYCLING OF MICHIGAN, L.L.C.
                              PITTSBURG ALUMINUM, INC.
                              INTERAMERICAN ZINC, INC.
                              IMCO RECYCLING OF CALIFORNIA, INC.
                              IMCO INTERNATIONAL, INC.
                              IMCO RECYCLING OF OHIO INC.
                              IMSAMET, INC.
                              IMCO RECYCLING OF IDAHO INC.
                              IMCO RECYCLING OF UTAH INC.
                              ROCK CREEK ALUMINUM, INC.
                              U.S. ZINC CORPORATION
                              GULF REDUCTION CORPORATION
                              MIDWEST ZINC CORPORATION
                              WESTERN ZINC CORPORATION
                              METALCHEM, INC.
                              U.S. ZINC EXPORT CORPORATION
                              ALCHEM ALUMINUM SHELBYVILLE INC.
                              INDIANA ALUMINUM INC.
                              IMCO RECYCLING SERVICES COMPANY
                              IMCO OPERATIONS SERVICES COMPANY


                              By:    /s/ JAMES B. WALBURG
                                 -----------------------------------------------
                                  Name:  James B. Walburg
                                  Title: Vice President of each of
                                         the above-named entities

                              IMCO INDIANA PARTNERSHIP L.P.

                              By  IMCO Energy Corp., its General Partner


                                  By:    /s/ JAMES B. WALBURG
                                     -------------------------------------------
                                      Name:  James B. Walburg
                                      Title: Vice President


                              IMCO MANAGEMENT PARTNERSHIP, L.P.

                              By  IMCO Recycling Inc., its General Partner


                                  By:    /s/ JAMES B. WALBURG
                                     -------------------------------------------
                                      Name:  James B. Walburg
                                      Title: Senior Vice President


                              LENDERS:

                              THE CHASE MANHATTAN BANK (successor by merger to Chase Bank of Texas, National Association), as Administrative Agent and a Lender


                              By:    /s/ ALLEN K. KING
                                 -----------------------------------------------
                                     Allen K. King
                                     Vice President


                              BANK OF AMERICA, N.A.,
                              as Syndication Agent and a Lender


                              By:    /s/ MICHAEL W. COLON
                                 -----------------------------------------------
                                  Name:  Michael W. Colon
                                  Title: Principal

                              MERRILL LYNCH CAPITAL CORPORATION
                              as a Lender


                              By:    /s/ CAROL J.E. FEELEY
                                 -----------------------------------------------
                                  Name:  Carol J.E. Feeley
                                  Title: Vice President


                              BANK OF TOKYO-MITSUBISHI, LTD.,
                              as a Lender


                              By:    /s/ D. BARNELL
                                 -----------------------------------------------
                                  Name:  D. Barnell
                                  Title: Vice President


                              By:    /s/ JOHN M. MEANS
                                 -----------------------------------------------
                                  Name:  J. Means
                                  Title: VP & Manager


                              BANK ONE, NA (formerly known as The First National Bank of Chicago) (Main Office Chicago), as a Lender


                              By:    /s/ DIANNE M. STARK
                                 -----------------------------------------------
                                  Name:  Dianne M. Stark
                                  Title: First Vice President


                              PNC BANK, NATIONAL ASSOCIATION,
                              as Documentation Agent and a Lender


                              By:    /s/ RICHARD C. MUNSICK
                                 -----------------------------------------------
                                  Name:  Richard C. Munsick
                                  Title: Managing

                              DG BANK DEUTSCHE
                              GENOSSENSCHAFTSBANK, AG, as a Lender


                              By:    /s/  [ILLEGIBLE]
                                 -----------------------------------------------
                                  Name:  [ILLEGIBLE]
                                  Title: Vice President


                              By:    /s/ BRUCE T. FRITZ
                                 -----------------------------------------------
                                  Name:  Bruce T. Fritz
                                  Title: VP


                              AMSOUTH BANK (successor in interest by merger to First American National Bank), as a Lender


                              By:    /s/ E. T. HUTTON, II
                                 -----------------------------------------------
                                  Name:  E. T. Hutton, II
                                  Title: Vice President


                              NATIONAL CITY BANK, as a Lender


                              By:    /s/ WILMER J. JACOBS
                                 -----------------------------------------------
                                  Name:  Wilmer J. Jacobs
                                  Title: Vice President


                              COMERICA BANK, as a Lender


                              By:    /s/ CAROL S. GERAGHTY
                                 -----------------------------------------------
                                  Name:  Carol S. Geraghty
                                  Title: Vice President

                              WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as a Lender


                              By:    /s/ E. J. D. PINDER
                                 -----------------------------------------------
                                  Name:  E. J. D. Pinder
                                  Title: Relationship Manager


                              BANK HAPOALIM B.M., NEW YORK BRANCH, as a Lender


                              By:    /s/ C. V. WAGNER
                                 -----------------------------------------------
                                  Name:  C. V. Wagner
                                  Title:


                              By:    /s/ SHAUN BREDBART
                                 -----------------------------------------------
                                  Name:  Shaun Bredbart
                                  Title: Vice President

                                   Exhibit A

                                    ANNEX A


                         Revolving Credit Commitments
                         ----------------------------

                                    Annex A


                         Revolving Credit Commitments
                         ----------------------------




----------------------------------------------------------------------------------------------------
                                                                               Revolving Credit
                        Institution                                               Commitment
                        -----------                                               ----------
----------------------------------------------------------------------------------------------------
The Chase Manhattan Bank                                                         $ 19,200,000

----------------------------------------------------------------------------------------------------
Bank of America, N.A.                                                            $ 19,200,000

----------------------------------------------------------------------------------------------------
PNC Bank, National Association                                                   $ 19,200,000

----------------------------------------------------------------------------------------------------
Bank One, NA                                                                     $ 16,000,000

----------------------------------------------------------------------------------------------------
Wells Fargo Bank Texas, National Association                                     $ 16,000,000

----------------------------------------------------------------------------------------------------
Comerica Bank                                                                    $ 16,000,000

----------------------------------------------------------------------------------------------------
AmSouth Bank                                                                     $ 13,440,000

----------------------------------------------------------------------------------------------------
Bank of Tokyo - Mitsubishi, Ltd.                                                 $  9,600,000

----------------------------------------------------------------------------------------------------
DG Bank Deutsche Genossenschaftsbank, AG                                         $  9,600,000

----------------------------------------------------------------------------------------------------
National City Bank                                                               $  9,600,000

----------------------------------------------------------------------------------------------------
Merrill Lynch Capital Corporation                                                $  6,400,000

----------------------------------------------------------------------------------------------------
Bank Hapoalim, San Francisco Branch                                              $  5,760,000

----------------------------------------------------------------------------------------------------
                       Total                                                     $160,000,000
---------------------------------------------------------------------------------------------

                                   Exhibit B

                               SCHEDULE 1.01(b)

                Mortgaged Real Property; Additional Properties
                ----------------------------------------------

                               Schedule 1.01(b)

                            Mortgaged Real Property
                            -----------------------

1.        Bedford, Lawrence County, Indiana
          IMCO Indiana Partnership, L.P.
          1005 4th Street
          Bedford, IN  47421

2.        Chicago Heights, Cook County, Illinois
          IMCO Recycling of Illinois Inc.
          400 E. Lincoln Hwy.
          P.O. Box 751
          Chicago, IL  60411

3.        Morgantown, Butler County, Kentucky
          IMCO Recycling Inc.
          609 Gardner Camp Road
          Highway 1468
          Morgantown, KY  42261

4.        Post Falls, Kootenai County, Idaho
          IMCO Recycling of Idaho Inc.
          West 4000 Prairie Avenue
          Post Falls, ID  83854

5.        Loudon, Loudon County, Tennessee
          IMCO Recycling Inc.
          388 Williamson Drive
          Blair Bend Industrial Park
          Loudon, TN  37774

6.        Rockwood, Roane County, Tennessee
          IMCO Recycling Inc.
          Highway 27 South
          Rockwood, TN  37854

7.        Sapulpa, Creek County, Oklahoma
          IMCO Recycling Inc.
          1508 North 8th Street
          Highway 97 North
          Sapulpa, OK  74066

                             Additional Properties
                             ---------------------

8.        IMCO Recycling of Ohio
          7335 Newport Road SE
          Uhrichsville, OH

9.        Interamerican Zinc, Inc.
          245 N. Fillmore Road
          Coldwater, MI

10.       Alchem Aluminum, Inc.
          430 W. Garfield Avenue
          Coldwater, MI

11.       IMCO Recycling of Michigan
          267 N. Fillmore Road
          Coldwater, MI

12.       Alchem Aluminum, Inc.
          2600 Nodular Drive
          Saginaw, MI

13.       Gulf Reduction Corporation
          6020 Esperson
          Houston, TX

14.       U.S. Zinc Corporation
          6020 Navigation
          Houston, TX

15.       Alchem Aluminum Shelbyville
          1605 Railroad Avenue
          Shelbyville, TN

16.       Midwest Zinc Corporation
          3380 Fite Road
          Millington, TN

17.       Midwest Zinc Corporation
          480 International Blvd.
          Clarksville, TN

18.       Rock Creek Aluminum, Inc.
          2539 E. Water Street
          Rock Creek, OH

19.       Rock Creek Aluminum, Inc.
          320 Huron Street
          Elyria, OH